SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

Date of Report: November 8, 2000

PRO-DEX, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-14942

Colorado	84-1261240
(State or other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

650 S. Taylor Ave., Suite 20-A, Louisville, CO 80027
(Address Of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 443-6136

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. Changes in the Control of Registrant. None.

ITEM 2. Acquisition or Disposition of Assets. None.

ITEM 3. Bankruptcy or Receivership. None.

ITEM 4. Changes in Registrant's Certifying Registered Accountant. None.

ITEM 5. Other Events. On November 8, 2000, the Registrant issued the press release attached as Exhibit 99.1 of this Current Report on Form 8-K announcing it had executed a binding letter of intent to be acquired by Dentsply International, Inc., a publicly-held Delaware corporation based in York, Pennsylvania. The press release is hereby incorporated by referenced into this Current Report on Form 8-K.

ITEM 6. Resignation of Registrant's Directors. None.

ITEM 7. Financial Statements and Exhibits. None.

ITEM 8. Changes in Fiscal Year. None.

Exhibit 99.1 Press Release dated November 8, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-DEX, INC.

November 8, 2000	____________________________________
George J. Isaac
Chief Financial Officer